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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 1997



                        NOBEL EDUCATION DYNAMICS, INC.
            (Exact name of registrant as specified in its charter)

      Delaware                         0-1003                     22-2465204
(State or other jurisdiction        (Commission                 (IRS Employer
    of incorporation)               File Number)             Identification No.)

Rose Tree Corporate Center II
1400 N. Providence Road, Suite 3055
Media, PA                                            19063
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:   (610) 891-8200

                                Not Applicable
         (Former name or former address, if changed since last report)




Item 8. Change of Fiscal Year.

On December 19, 1997, the Board of Directors of the Company determined to change the fiscal year of the Company from December 31 to June 30. A report on the transition period (i.e., the six-month fiscal year ending June 30, 1998) will be filed on Form 10-K.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       NOBEL EDUCATION DYNAMICS, INC.



Date: December 30, 1997                By: /s/ A. J. Clegg
                                          ---------------------------
                                          A. J. Clegg
                                          Chairman, President and CEO